UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:
Josh Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

MID CAP FUND

DISCOVERY FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2023

The Securities and Exchange Commission (the “SEC”) has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports. Beginning in July 2024, the Funds will be required by the SEC to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. If you would like to receive shareholder reports and other communications from the Funds electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or at 1-800-494-2755.

CONESTOGA FUNDS CHAIRMAN’S LETTER (Unaudited)	November 28, 2023

Dear Fellow Shareholders,

I am pleased to provide you with our Conestoga Funds 2023 Annual Report. Equity markets mostly rebounded over the Funds’ fiscal year ended September 30, 2023 after declining significantly in the Funds’ prior fiscal year. The rally by U.S. equity markets has been led by larger capitalization stocks, and as our Portfolio Managers describe in their letter to shareholders, there has been a linear relationship between capitalization and performance.

We are excited to announce that Ted Chang has been promoted to Partner. Ted joined Conestoga Capital Advisors, LLC (“Conestoga”) in June 2020 and serves as Co-Portfolio Manager for the firm’s Mid Cap Growth strategy and the Conestoga Mid Cap Fund, as well as a Research Analyst across all of the firm’s investment strategies. With the addition of Ted, as well as Christina Kowalski as Partners earlier this year, Conestoga’s ownership now includes 14 of our 16 employees. Ted and Christina’s purchases from our retired partner Bill Martindale’s family trust effectively complete the ownership transition from Bill.

As of September 30, 2023, Conestoga’s total assets were approximately $6.9 billion. Net assets within each of the Funds were as follows:

Small Cap Fund:	$3.5 billion	SMid Cap Fund:	$383 million
Discovery Fund:	$2 million	Mid Cap Fund:	$2 million

Flows to the Funds have been generally positive over the fiscal year. The Small Cap Fund has experienced modest net inflows of just over $50 million and remains in soft close. The Small Cap Fund is only available to shareholders and advisors with current investments in the Small Cap Fund. The SMid Cap Fund received net inflows of $14 million over the fiscal year. Our newest Funds, the Discovery Fund and Mid Cap Fund, experienced small inflows over the fiscal year.

We thank you for your investment in the Conestoga Funds, it is greatly appreciated.

Sincerely,

Robert M. Mitchell.

Robert M. Mitchell
Chairman and Chief Executive Officer

CONESTOGA FUNDS MANAGER’S LETTER (Unaudited)	November 28, 2023

Dear Fellow Shareholders,

The optimism that pushed equity markets higher in the fourth quarter of 2022 and first two quarters of 2023 faded through the summer. Major equity indices moved lower during the third quarter of 2023 as investors’ sanguine outlook for an economic soft landing and a “goldilocks” stock market was cooled by concerns that interest rates would stay higher for longer. After raising the Federal Funds rate eleven times and over 5% since 2021, the Federal Reserve elected to keep rates unchanged in their September 2023 meeting, while also communicating they expect to raise rates once more before the end of the year. Meanwhile, inflation pressures eased modestly, but are still well above the central bank’s target of 2%. Gross domestic product was reported at 2.1% for the second quarter of 2023 and unemployment remained under 4%. More forecasters have increased their expectations for a recession in 2024 as higher borrowing costs take a toll on interest rate sensitive industries and consumers.

Large capitalization stocks have outperformed small capitalization stocks for four consecutive quarters. We note here that our 2022 letter highlighted our expectations for a new cycle of small cap outperformance after twelve years of underperformance relative to large caps – clearly that forecast has proven early at this point. That said, we observe that virtually all of the relative outperformance of the S&P 500 Index relative to the Russell 2000 Index is due to the outsized contribution of the mega capitalization technology stocks known as the “Magnificent Seven”. These stocks – Alphabet Inc. (GOOG), Amazon.com Inc. (AMZN), Apple Inc. (AAPL), Meta Platforms Inc. (META), Microsoft Inc. (MSFT), Nvidia Corp. (NVDA), and Tesla Inc. (TSLA) – have surged an average of over 50% in 2023 while the remaining 493 stocks in the S&P 500 Index have underperformed the Russell 2000 Index year-to-date. The valuation of small caps relative to large caps has become more appealing in our opinion, and we stand by our expectations for a new small cap cycle in the years to come.

SMALL CAP FUND PERFORMANCE REVIEW

For the twelve months ended September 30, 2023, the Conestoga Small Cap Fund (the “Small Cap Fund”) (Investors Class Shares) outperformed the Russell 2000 Growth Index. The Small Cap Fund returned 16.33% versus the Russell 2000 Growth Index return of 9.59%. A combination of positive stock selection and sector allocation effects were the primary drivers of excess return.

Stock selection was most positive in the Health Care, Industrials and Consumer Discretionary sectors. Within Health Care, our positions in Stevanato Group S.p.A. (STVN) and Vericel Corp. (VCEL), each added to relative return. Performance in the sector was also aided by the large underweight to the underperforming biotechnology and pharmaceuticals industries. The Industrials sector was another area with strong stock selection with our high conviction positions in Simpson Manufacturing, Inc. (SSD), Axon Enterprise, Inc. (AXON), and AAON, Inc. (AAON) leading the way.

In the Consumer Discretionary sector, SiteOne Landscape Supply Inc. (SITE) and Fox Factory Holding Corp. (FOXF) both contributed to positive stock selection effects. Each name saw their revenues and earnings grow during the pandemic as consumers spent more on home improvement (landscaping, which boosted SITE) and outdoor leisure activities (biking, which benefited FOXF). Each stock moved lower as the economy exited the pandemic era in 2022, but both stocks have recovered as their earnings growth has exhibited more durability than expected.

Stock selection was weakest in the Technology sector, led by a decline in Model N, Inc. (MODN). The company has given back some of its 2022 gains during the first half of 2023. MODN reported robust financial results, but the stock sold off. We believe the sell-off was related to profit taking and/or future guidance not being raised more aggressively.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (the “SMid Cap Fund”) (Investors Class Shares) returned 16.59% over the twelve months ended September 30, 2023. This outperformed the Russell 2500 Growth Index return of 10.61%. Stock selection and sector allocation were both additive to relative returns. Stock selection was especially strong in the Health Care and Industrials sectors, while the Technology sector was the biggest laggard.

Stock selection was most positive in the Health Care sector with our positions in West Pharmaceutical Services, Inc. (WST), and Stevanato Group S.p.A. (STVN), adding the most value. Performance in the sector was also aided by the large underweight to the underperforming biotechnology and pharmaceuticals industries.

The Industrials sector was another bright spot for the portfolio with our positions in Fair Isaac Corp. (FICO), Axon Enterprise, Inc. (AXON), Watsco, Inc. (WSO), and Simpson Manufacturing Co. (SSD) all contributing more than 100 bps to return.

An underweight to Financials generated positive sector allocation effects, particularly the SMid Cap Fund’s lack of exposure to the banking industry, which suffered severe losses over the twelve months ended September 30, 2023. Our sole position in this sector, Clearwater Analytics Holdings Inc. Class A (CWAN), added positive stock selection effects as well.

Stock selection was weakest in the Technology sector. Our holdings in Definitive Healthcare Corp. (DH), Paycor HCM (PYCR), and Five9, Inc. (FIVN) were the largest drags on relative performance. The portfolio’s lack of exposure to the Consumer Staples sector (the best performing sector in the index over the last twelve months) was also a headwind.

MID CAP FUND PERFORMANCE REVIEW

The Conestoga Mid Cap Fund (the “Mid Cap Fund”) (Investors Class Shares) advanced 16.24% over the twelve months ended September 30, 2023. This trailed the Russell Midcap Growth Index return of 17.47%. Stock selection effects were mixed with strong results in the Health Care sector, being offset by subpar returns in the Industrials sector. Sector allocation effects were modestly negative.

Stock selection was most positive in the Health Care sector with positions in West Pharmaceutical Services, Inc. (WST), Align Technology, Inc. (ALGN), and IDEXX Laboratories, Inc. (IDXX) providing the most benefit. WST was up over 50% during the twelve months ended September 30, 2023 and has put to rest fears that COVID revenue declines would hamper financial results. Management has talked about strength in the core business offsetting COVID declines and this was exhibited with strong revenue growth. Long-time holding ALGN bounced back from a drop in demand for their elective/non-essential offerings during the pandemic and rewarded investors with a 47% return for the fiscal year ended September 30, 2023. IDXX continues to gain share value and has seen labor trends as well as overall veterinary capacity return to pre-pandemic levels.

The Mid Cap Fund’s lack of exposure to the Energy sector also provided a boost to relative returns. We are typically underweight in this area of the market given its slower growth and dependence on underlying commodity prices. After rising more than 40% and being the best performing sector in fiscal year 2022, the sector was one of only three that had negative returns in 2023. In addition, the Basic Materials sector was the worst performing sector in the Russell Midcap Growth Index and our continued underweight to these companies benefited performance.

Losses in the Industrials sector were broad-based with eight of our twelve positions detracting from relative results. Jack Henry & Associates, Inc. (JKHY), Mettler-Toledo International, Inc. (MTD), and Generac Holdings, Inc. (GNRC) were the biggest laggards. JKHY shares declined after lowering its full year revenue guidance to reflect slowing consumer spending and concerns that financial technology companies would be negatively impacted by the collapse of Silicon Valley Bank and others. MTD was pressured by continued de-stocking of pipette tips in the Biotech and Pharmaceutical end markets. GNRC has been negatively impacted by the lack of installers for its residential home standby generators and a large bankruptcy from a reseller in its solar division.

Our large underweight to the stronger performing Financials sector proved a headwind for relative performance during the fiscal year ended September 30, 2023, as did our overweight to the weaker performing Utilities sector. The Mid Cap Fund holds one position in each of these sectors: FactSet Research Systems Inc. (FDS) within Financials, and Waste Connections Inc. (WCN) within Utilities.

DISCOVERY FUND PERFORMANCE REVIEW

The Conestoga Discovery Fund (the “Discovery Fund”) (Investors Class Shares) underperformed the Russell Microcap Growth Index over the Fund’s fiscal year ended September 30, 2023. The Discovery Fund declined -10.35% versus the Russell Microcap Growth Index decline of -3.10%. Most of the underperformance can be attributed to negative stock selection while positive sector allocation effects proved slightly additive to the portfolio. Stock selection was most positive in the Technology and Telecommunications sectors but was not enough to overcome negative returns in the Health Care, Financials, and Industrials sectors.

The Technology sector provided significant positive stock selection effects, led by the Discovery Fund’s positions in UserTesting, Inc. (USER), and PROS Holdings, Inc. (PRO). After being one of the Discovery Fund’s biggest laggards in fiscal year 2022, USER was acquired by a private equity consortium led by Thoma Bravo and was the largest contributor to relative returns in 2023. The acquisition price represented a 90% premium to the unaffected share price. PRO shares traded higher after outlining its three-year targets for revenue growth and free cash flow margins, both of which were well received by investors.

The Discovery Fund was also a beneficiary of its lack of exposure to the poorly performing Consumer Staples sector which was down over 30% during the twelve months ended September 30, 2023. These types of companies typically lack the type of growth profile and competitive advantages we seek when constructing the portfolio.

Stock selection within Health Care proved to be most challenging during the fiscal year ended September 30, 2023. Losses were broad-based with eight of eleven positions detracting from relative performance. Nanostring Technologies Inc., (NTSG) traded lower after a German court issued an injunction on sales of their CosMx product line from a suit filed by competitor 10X Genomics. This introduced uneasiness that a U.S. filed petition could lead to a similar outcome. BioLife Solutions, Inc., (BLFS), fell due to a lower-than-expected contribution from its Freezer and Thaw Systems platform. The miss reflected supply-chain issues that delayed shipment of several cryogenic freezer orders. OrthoPediatrics Corp. (KIDS) and Semler Scientific, Inc. (SMLR) were two other names in the Health Care space that were a significant drag on results.

Financials is an area where the portfolio is typically underweight due to its lack of consistent growth and differentiation. However, the Discovery Fund’s lone position in the sector, Palomar Holdings, Inc. (PLMR) was one of the Discovery Fund’s biggest laggards during the twelve months ended September 30, 2023. The company experienced higher attritional losses due to the magnitude of damage caused by Hurricane Ian in Florida. Shares were also pressured by comments by the California Earthquake Authority (CEA) that reinsurance coverage was both more expensive and more difficult to find.

Industrials was another difficult sector for the Discovery Fund throughout the fiscal year ended September 30, 2023 with our positions in SoundThinking, Inc. (SSTI) and CryoPort, Inc. (CYRX) leading the way lower.

OUR OUTLOOK

The market rally since its lows in the second half of 2022 has largely been driven by the largest Technology stocks. Large capitalization stocks have outperformed small capitalization stocks, with the S&P 500 Index outperforming the Russell 2000 Index in eight of the last nine quarters. Volatility levels have declined to historically low levels and the market has generally shrugged off the yoke of higher interest rates, inflation, banking sector turmoil, and geopolitics. Expectations of a recession have been deferred to 2024 and some forecasters now believe the economy may actually achieve a soft landing. We believe the market may be due for a pause or retrenchment given its recent strength, narrowness, and low volatility expectations. We still believe small capitalization stocks are attractively valued relative to large capitalization stocks, and we remain optimistic that a new small cap cycle is imminent.

On behalf of all the members of Conestoga Capital Advisors, LLC, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell	Joseph F. Monahan
Managing Partner – Co-Portfolio Manager	Managing Partner – Co-Portfolio Manager
Small Cap and SMid Cap Funds	Small Cap, SMid Cap and Discovery Funds

Derek S. Johnston	David R. Neiderer
Partner – Co-Portfolio Manager	Partner – Co-Portfolio Manager
SMid Cap and Mid Cap Funds	Discovery Fund

Ted Chang
Co-Portfolio Manager
Mid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Small Cap Fund – Institutional Class (since inception on 08/13/2014)

versus the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	16.54%	4.70%	4.15%	10.75%
Russell 2000® Growth Index	9.59%	1.09%	1.55%	6.65%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

10 Year Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class
versus the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	16.33%	4.49%	3.94%	9.29%	10.97%	11.00%
Russell 2000® Growth Index	9.59%	1.09%	1.55%	6.72%	8.82%	9.60%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga SMid Cap Fund – Institutional Class (since inception on 12/15/2014)

versus the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	16.82%	2.84%	4.71%	10.54%
Russell 2500® Growth Index	10.61%	1.01%	4.05%	8.33%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga SMid Cap Fund – Investors Class (since inception on 01/21/2014)

versus the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	16.59%	2.58%	4.46%	7.99%
Russell 2500® Growth Index	10.61%	1.01%	4.05%	7.60%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA MID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Mid Cap Fund – Institutional Class (since inception on 6/29/2021)
versus the Russell Midcap® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	Since Inception (06/29/2021)
Conestoga Mid Cap Fund - Institutional Class	16.48%	-8.08%
Russell Midcap® Growth Index	17.47%	-8.52%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Midcap® Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

CONESTOGA MID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga Mid Cap Fund – Investors Class (since inception on 6/29/2021)
versus the Russell Midcap® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	Since Inception (06/29/2021)
Conestoga Mid Cap Fund - Investors Class	16.24%	-8.28%
Russell Midcap® Growth Index	17.47%	-8.52%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Midcap® Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

CONESTOGA DISCOVERY FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Discovery Fund – Institutional Class (since inception on 11/30/2018)
versus the Russell Microcap® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	Since Inception (11/30/2018)
Conestoga Discovery Fund - Institutional Class	-10.18%	-5.07%	5.17%
Russell Microcap® Growth Index	-3.10%	-4.65%	0.16%

The Fund commenced operations as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown for periods prior to December 20, 2021 is that of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Microcap® Growth Index, measures the performance of those Russell Microcap® companies with higher price-to-book ratios and higher forecasted growth values.

CONESTOGA DISCOVERY FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga Discovery Fund – Investors Class (since inception on 11/30/2018)
versus the Russell Microcap® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	Since Inception (11/30/2018)
Conestoga Discovery Fund - Investors Class	-10.35%	-5.32%	4.90%
Russell Microcap® Growth Index	-3.10%	-4.65%	0.16%

The Fund commenced operations as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown for periods prior to December 20, 2021 is that of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Microcap® Growth Index, measures the performance of those Russell Microcap® companies with higher price-to-book ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2023 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
SPS Commerce, Inc.	4.6%
Casella Waste Systems, Inc. - Class A	3.9%
Descartes Systems Group, Inc. (The)	3.8%
AAON, Inc.	3.8%
Simpson Manufacturing Company, Inc.	3.7%
Exponent, Inc.	3.6%
FirstService Corporation	3.2%
Novanta, Inc.	3.2%
SiteOne Landscape Supply, Inc.	3.2%
Altair Engineering, Inc. - Class A	2.7%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2023
COMMON STOCKS — 94.9%	Shares	Value
Basic Materials — 5.6%
Metal Fabricating — 3.2%
Omega Flex, Inc.	226,754	$17,852,342
RBC Bearings, Inc. (a)	407,675	95,448,948
		113,301,290
Specialty Chemicals — 2.4%
Balchem Corporation	670,560	83,176,262

Consumer Discretionary — 5.4%
Home Improvement Retailers — 3.2%
SiteOne Landscape Supply, Inc. (a)	674,330	110,219,239

Recreational Products — 2.2%
Fox Factory Holding Corporation (a)	790,888	78,361,183

Consumer Staples — 1.3%
Nondurable Household Products — 1.3%
WD-40 Company	222,351	45,190,617

Financials — 2.1%
Financial Data Providers — 2.1%
Clearwater Analytics Holdings, Inc. - Class A (a)	3,837,363	74,214,600

Health Care — 12.9%
Biotechnology — 1.4%
Vericel Corporation (a)	1,474,900	49,438,648

Health Care Management Services — 0.7%
National Research Corporation	553,399	24,554,314

Medical Equipment — 6.4%
LeMaitre Vascular, Inc. (b)	1,350,696	73,585,918
Merit Medical Systems, Inc. (a)	1,265,295	87,330,661
Repligen Corporation (a)	390,810	62,142,698
		223,059,277
Medical Supplies — 4.4%
Neogen Corporation (a)	3,922,816	72,729,009
Stevanato Group S.p.A. (b)	2,767,677	82,255,360
		154,984,369

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.9% (Continued)	Shares	Value
Industrials — 31.2%
Building Materials: Other — 5.5%
Simpson Manufacturing Company, Inc.	856,790	$128,355,710
Trex Company, Inc. (a)	1,053,485	64,926,281
		193,281,991
Building: Climate Control — 3.8%
AAON, Inc.	2,325,237	132,236,228

Commercial Vehicles and Parts — 1.6%
Federal Signal Corporation	934,350	55,808,725

Construction — 2.7%
Construction Partners, Inc. - Class A (a)(b)	2,616,607	95,663,152

Defense — 3.0%
Axon Enterprise, Inc. (a)	306,240	60,938,698
Mercury Systems, Inc. (a)	1,132,183	41,992,667
		102,931,365
Diversified Industrials — 2.8%
CSW Industrials, Inc.	130,715	22,906,497
ESCO Technologies, Inc.	716,430	74,823,949
		97,730,446
Electronic Equipment: Control & Filter — 2.1%
Helios Technologies, Inc.	1,320,632	73,268,663

Electronic Equipment: Gauges & Meters — 2.5%
Mesa Laboratories, Inc. (b)	350,206	36,796,144
Transcat, Inc. (a)(b)	525,824	51,514,977
		88,311,121
Engineering & Contracting Services — 3.6%
Exponent, Inc.	1,468,105	125,669,788

Industrial Suppliers — 1.0%
Hillman Solutions Corporation (a)	4,020,387	33,168,193

Machinery: Construction & Handling — 1.0%
Douglas Dynamics, Inc. (b)	1,172,834	35,396,130

Machinery: Industrial — 1.6%
John Bean Technologies Corporation	536,430	56,400,250

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.9% (Continued)	Shares	Value
Real Estate — 3.2%
Real Estate Services — 3.2%
FirstService Corporation	777,235	$113,118,782

Technology — 27.7%
Computer Services — 1.6%
Workiva, Inc. (a)	568,085	57,569,734

Consumer Digital Services — 0.6%
Definitive Healthcare Corporation - Class A (a)	2,445,323	19,538,131

Production Technology Equipment — 4.2%
Azenta, Inc. (a)	733,425	36,810,601
Novanta, Inc. (a)	768,865	110,285,996
		147,096,597
Software — 21.3%
Altair Engineering, Inc. - Class A (a)	1,531,230	95,793,749
BlackLine, Inc. (a)	944,815	52,408,888
Descartes Systems Group, Inc. (The) (a)	1,834,196	134,593,302
Model N, Inc. (a)(b)	2,122,832	51,818,329
Paycor HCM, Inc. (a)	2,258,230	51,555,391
PROS Holdings, Inc. (a)	2,219,665	76,844,802
Q2 Holdings, Inc. (a)	1,003,236	32,374,426
Simulations Plus, Inc. (b)	1,307,375	54,517,538
SPS Commerce, Inc. (a)	949,180	161,939,600
Vertex, Inc. - Class A (a)	1,477,677	34,134,339
		745,980,364
Telecommunications — 1.6%
Telecommunications Equipment — 1.6%
Digi International, Inc. (a)(b)	2,118,000	57,186,000

Utilities — 3.9%
Waste & Disposal Services — 3.9%
Casella Waste Systems, Inc. - Class A (a)	1,775,035	135,435,171

Total Common Stocks (Cost $2,227,192,127)		$3,322,290,630

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.8%	Shares	Value
Fidelity Investments Money Market Treasury Portfolio - Class I, 5.22% (c) (Cost $61,399,054)	61,399,054	$61,399,054

Total Investments at Value — 96.7% (Cost $2,288,591,181)		$3,383,689,684

Other Assets in Excess of Liabilities — 3.3%		115,207,520

Net Assets — 100.0%		$3,498,897,204

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of September 30, 2023.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2023 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Fair Isaac Corporation	4.5%
Casella Waste Systems, Inc. - Class A	4.0%
FirstService Corporation	3.8%
SPS Commerce, Inc.	3.3%
Exponent, Inc.	3.1%
Rollins, Inc.	3.0%
Watsco, Inc.	3.0%
Descartes Systems Group, Inc. (The)	3.0%
Pool Corporation	2.8%
Construction Partners, Inc. - Class A	2.8%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2023
COMMON STOCKS — 97.7%	Shares	Value
Basic Materials — 4.3%
Metal Fabricating — 2.7%
RBC Bearings, Inc. (a)	43,875	$10,272,454

Specialty Chemicals — 1.6%
Balchem Corporation	48,985	6,076,099

Consumer Discretionary — 12.8%
Consumer Services: Miscellaneous — 3.0%
Rollins, Inc.	309,000	11,534,970

Education Services — 1.5%
Bright Horizons Family Solutions, Inc. (a)	73,345	5,974,684

Home Improvement Retailers — 2.4%
SiteOne Landscape Supply, Inc. (a)	55,695	9,103,348

Hotels & Motels — 1.8%
Vail Resorts, Inc.	30,720	6,816,461

Recreational Products — 2.8%
Pool Corporation	30,045	10,699,025

Recreational Vehicles & Boats — 1.3%
LCI Industries	42,200	4,955,124

Financials — 1.9%
Financial Data Providers — 1.9%
Clearwater Analytics Holdings, Inc. - Class A (a)	372,000	7,194,480

Health Care — 12.9%
Medical Equipment — 4.9%
Merit Medical Systems, Inc. (a)	136,258	9,404,527
Repligen Corporation (a)	60,540	9,626,465
		19,030,992
Medical Supplies — 8.0%
Bio-Techne Corporation	94,125	6,407,089
Neogen Corporation (a)	300,111	5,564,058
Stevanato Group S.p.A.	223,577	6,644,708

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Health Care — 12.9% (Continued)
Medical Supplies — 8.0% (Continued)
Teleflex, Inc.	22,975	$4,512,520
West Pharmaceutical Services, Inc.	20,000	7,504,200
		30,632,575
Industrials — 35.9%
Aerospace — 2.3%
HEICO Corporation - Class A	67,350	8,702,967

Building Materials: Other — 4.6%
Simpson Manufacturing Company, Inc.	54,050	8,097,231
Trex Company, Inc. (a)	155,105	9,559,121
		17,656,352
Building: Climate Control — 3.0%
Watsco, Inc.	30,080	11,361,818

Construction — 2.8%
Construction Partners, Inc. - Class A (a)	289,450	10,582,292

Defense — 3.5%
Axon Enterprise, Inc. (a)	38,155	7,592,463
Mercury Systems, Inc. (a)	155,700	5,774,913
		13,367,376
Diversified Industrials — 0.6%
CSW Industrials, Inc.	11,950	2,094,118

Electronic Equipment: Gauges & Meters — 1.2%
Cognex Corporation	107,000	4,541,080

Engineering & Contracting Services — 3.1%
Exponent, Inc.	139,605	11,950,188

Industrial Suppliers — 1.4%
Hillman Solutions Corporation (a)	671,805	5,542,391

Machinery: Engines — 0.9%
Generac Holdings, Inc. (a)	31,660	3,449,674

Machinery: Industrial — 3.2%
EVI Industries, Inc. (a)	289,692	7,190,155
John Bean Technologies Corporation	48,605	5,110,330
		12,300,485

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Industrials — 35.9% (Continued)
Machinery: Specialty — 2.5%
Graco, Inc.	133,055	$9,697,048

Professional Business Support Services — 4.5%
Fair Isaac Corporation (a)	20,000	17,370,600

Transaction Processing Services — 2.3%
Jack Henry & Associates, Inc.	58,970	8,912,726

Real Estate — 3.8%
Real Estate Services — 3.8%
FirstService Corporation	100,625	14,644,962

Technology — 22.1%
Computer Services — 3.0%
Gartner, Inc. (a)	17,000	5,841,370
Workiva, Inc. (a)	55,833	5,658,116
		11,499,486
Consumer Digital Services — 0.9%
Definitive Healthcare Corporation - Class A (a)	422,760	3,377,852

Production Technology Equipment — 2.7%
Novanta, Inc. (a)	73,645	10,563,639

Software — 15.5%
Altair Engineering, Inc. - Class A (a)	90,145	5,639,471
Descartes Systems Group, Inc. (The) (a)	154,475	11,335,375
Five9, Inc. (a)	54,300	3,491,490
Guidewire Software, Inc. (a)	74,620	6,715,800
Paycor HCM, Inc. (a)	209,030	4,772,155
Q2 Holdings, Inc. (a)	139,030	4,486,498
SPS Commerce, Inc. (a)	73,434	12,528,575
Tyler Technologies, Inc. (a)	27,000	10,425,780
		59,395,144

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Utilities — 4.0%
Waste & Disposal Services — 4.0%
Casella Waste Systems, Inc. - Class A (a)	200,200	$15,275,260

Total Investments at Value — 97.7% (Cost $295,338,723)		$374,575,670

Other Assets in Excess of Liabilities — 2.3%		8,997,338

Net Assets — 100.0%		$383,573,008

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA MID CAP FUND PORTFOLIO HOLDINGS September 30, 2023 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Copart, Inc.	5.5%
Rollins, Inc.	4.5%
West Pharmaceutical Services, Inc.	4.3%
Verisk Analytics, Inc.	4.3%
CoStar Group, Inc.	4.0%
HEICO Corporation - Class A	3.9%
Roper Technologies, Inc.	3.8%
Pool Corporation	3.8%
IDEXX Laboratories, Inc.	3.6%
Tyler Technologies, Inc.	3.6%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2023
COMMON STOCKS — 96.3%	Shares	Value
Consumer Discretionary — 18.8%
Consumer Services: Miscellaneous — 10.0%
Copart, Inc. (a)	2,960	$127,546
Rollins, Inc.	2,825	105,457
		233,003
Education Services — 1.7%
Bright Horizons Family Solutions, Inc. (a)	495	40,323

Hotels & Motels — 1.8%
Vail Resorts, Inc.	185	41,050

Recreational Products — 3.8%
Pool Corporation	250	89,025

Specialty Retail — 1.5%
Tractor Supply Company	175	35,534

Financials — 2.2%
Financial Data Providers — 2.2%
FactSet Research Systems, Inc.	115	50,285

Health Care — 21.3%
Health Care Services — 3.3%
Veeva Systems, Inc. - Class A (a)	375	76,294

Medical Equipment — 8.3%
IDEXX Laboratories, Inc. (a)	195	85,268
Repligen Corporation (a)	340	54,063
STERIS plc	250	54,855
		194,186
Medical Supplies — 9.7%
Align Technology, Inc. (a)	125	38,165
Bio-Techne Corporation	870	59,221
Teleflex, Inc.	145	28,479
West Pharmaceutical Services, Inc.	270	101,307
		227,172

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.3% (Continued)	Shares	Value
Industrials — 24.2%
Aerospace — 3.9%
HEICO Corporation - Class A	710	$91,746

Building: Climate Control — 2.7%
Watsco, Inc.	165	62,324

Electronic Equipment: Gauges & Meters — 2.7%
Cognex Corporation	575	24,403
Mettler-Toledo International, Inc. (a)	35	38,782
		63,185
Electronic Equipment: Pollution Control — 1.3%
Xylem, Inc.	335	30,495

Engineering & Contracting Services — 2.0%
Exponent, Inc.	560	47,936

Machinery: Engines — 1.4%
Generac Holdings, Inc. (a)	290	31,598

Machinery: Specialty — 3.0%
Graco, Inc.	975	71,058

Professional Business Support Services — 4.3%
Verisk Analytics, Inc.	425	100,402

Transaction Processing Services — 2.9%
Jack Henry & Associates, Inc.	450	68,013

Real Estate — 4.0%
Real Estate Services — 4.0%
CoStar Group, Inc. (a)	1,210	93,037

Technology — 22.2%
Computer Services — 3.2%
Gartner, Inc. (a)	220	75,594

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.3% (Continued)	Shares	Value
Technology — 22.2% (Continued)
Software — 19.0%
ANSYS, Inc. (a)	270	$80,339
Bentley Systems, Inc.	520	26,083
Five9, Inc. (a)	290	18,647
Fortinet, Inc. (a)	1,130	66,308
Guidewire Software, Inc. (a)	420	37,800
Lightspeed Commerce, Inc. (a)	1,145	16,064
Procore Technologies, Inc. (a)	365	23,842
Roper Technologies, Inc.	185	89,592
Tyler Technologies, Inc. (a)	220	84,951
		443,626
Utilities — 3.6%
Waste & Disposal Services — 3.6%
Waste Connections, Inc.	630	84,609

Total Investments at Value — 96.3% (Cost $2,468,482)		$2,250,495

Other Assets in Excess of Liabilities — 3.7%		86,777

Net Assets — 100.0%		$2,337,272

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA DISCOVERY FUND PORTFOLIO HOLDINGS September 30, 2023 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Transcat, Inc.	5.1%
Construction Partners, Inc. - Class A	5.0%
PROS Holdings, Inc.	4.6%
Vericel Corporation	4.5%
NV5 Global, Inc.	4.2%
I3 Verticals, Inc. - Class A	4.1%
Hillman Solutions Corporation	4.0%
Simulations Plus, Inc.	3.9%
Palomar Holdings, Inc.	3.8%
U.S. Physical Therapy, Inc.	3.8%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA DISCOVERY FUND SCHEDULE OF INVESTMENTS September 30, 2023
COMMON STOCKS — 97.3%	Shares	Value
Consumer Discretionary — 2.6%
Entertainment — 2.6%
Thunderbird Entertainment Group, Inc. (a)	33,801	$52,054

Financials — 3.8%
Property & Casualty Insurance — 3.8%
Palomar Holdings, Inc. (a)	1,511	76,683

Health Care — 21.6%
Biotechnology — 6.4%
Alpha Teknova, Inc. (a)	13,811	38,533
Vericel Corporation (a)	2,709	90,806
		129,339
Health Care Facilities — 3.8%
U.S. Physical Therapy, Inc.	829	76,044

Health Care Services — 3.4%
Phreesia, Inc. (a)	3,610	67,435

Medical Equipment — 8.0%
BioLife Solutions, Inc. (a)	3,599	49,702
OrthoPediatrics Corporation (a)	2,134	68,288
Semler Scientific, Inc. (a)	1,681	42,647
		160,637
Industrials — 39.3%
Construction — 5.0%
Construction Partners, Inc. - Class A (a)	2,748	100,467

Electronic Equipment: Gauges & Meters — 7.4%
Mesa Laboratories, Inc.	441	46,336
Transcat, Inc. (a)	1,045	102,379
		148,715
Engineering & Contracting Services — 3.1%
Willdan Group, Inc. (a)	3,061	62,536

Industrial Suppliers — 6.7%
CryoPort, Inc. (a)	3,922	53,771
Hillman Solutions Corporation (a)	9,800	80,850
		134,621

CONESTOGA DISCOVERY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 39.3% (Continued)
Machinery: Construction & Handling — 3.1%
Douglas Dynamics, Inc.	2,047	$61,778

Professional Business Support Services — 7.0%
Montrose Environmental Group, Inc. (a)	1,940	56,764
NV5 Global, Inc. (a)	869	83,624
		140,388
Security Services — 2.9%
SoundThinking, Inc. (a)	3,185	57,012

Transaction Processing Services — 4.1%
I3 Verticals, Inc. - Class A (a)	3,852	81,431

Technology — 26.6%
Consumer Digital Services — 2.0%
Definitive Healthcare Corporation - Class A (a)	4,925	39,351

Software — 24.6%
Model N, Inc. (a)	2,852	69,617
Olo, Inc. - Class A (a)	12,050	73,023
Planet Labs PBC - Class A (a)	19,350	50,310
PROS Holdings, Inc. (a)	2,673	92,539
Q2 Holdings, Inc. (a)	1,800	58,086
Simulations Plus, Inc.	1,893	78,938
TECSYS, Inc.	3,525	70,500
		493,013
Telecommunications — 3.4%
Telecommunications Equipment — 3.4%
Digi International, Inc. (a)	2,540	68,580

Total Investments at Value — 97.3% (Cost $2,252,862)		$1,950,084

Other Assets in Excess of Liabilities — 2.7%		54,306

Net Assets — 100.0%		$2,004,390

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2023
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Investments in unaffiliated securities, at cost	$1,819,132,997	$295,338,723
Investments in affiliated securities, at cost	469,458,184	—
Total investments, at cost	$2,288,591,181	$295,338,723
Investments in unaffiliated securities, at value (Note 2)	$2,844,956,136	$374,575,670
Investments in affiliated securities, at value (Notes 2 & 5)	538,733,548	—
Total investments, at value	3,383,689,684	374,575,670
Cash (Note 2)	110,530,286	9,218,161
Receivable for capital shares sold	11,258,584	239,603
Dividends and interest receivable	1,214,771	58,832
Other assets	78,242	22,109
Total assets	3,506,771,567	384,114,375

LIABILITIES
Payable for capital shares redeemed	1,431,480	211,965
Payable for investment securities purchased	3,564,563	—
Payable to Adviser (Note 4)	2,527,317	209,628
Accrued distribution fees (Note 4)	173,219	20,828
Accrued Trustees’ fees (Note 4)	53,190	53,190
Payable to administrator (Note 4)	49,435	9,951
Accrued legal fees	13,500	13,500
Accrued audit fees	16,000	14,500
Other accrued expenses	45,659	7,805
Total liabilities	7,874,363	541,367

CONTINGENCIES AND COMMITMENTS (NOTES 4 & 8)	—	—
NET ASSETS	$3,498,897,204	$383,573,008

NET ASSETS CONSIST OF:
Paid-in capital	$2,387,673,692	$324,727,577
Distributable earnings	1,111,223,512	58,845,431
NET ASSETS	$3,498,897,204	$383,573,008

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$2,795,501,718	$340,635,716
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	42,181,567	16,235,688
Net asset value, offering price and redemption price per share (Note 2)	$66.27	$20.98
INVESTORS CLASS
Net assets applicable to Investors Class	$703,395,486	$42,937,292
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,841,511	2,092,888
Net asset value, offering price and redemption price per share (Note 2)	$64.88	$20.52

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2023 (Continued)
	Conestoga Mid Cap Fund	Conestoga Discovery Fund
ASSETS
Investments in unaffiliated securities, at cost	$2,468,482	$2,252,862
Investments in unaffiliated securities, at value (Note 2)	$2,250,495	$1,950,084
Cash (Note 2)	102,272	71,418
Receivable due from Adviser (Note 4)	9,939	13,864
Receivable for capital shares sold	200	—
Dividends and interest receivable	479	537
Other assets	13,530	7,687
Total assets	2,376,915	2,043,590

LIABILITIES
Accrued distribution fees (Note 4)	4,050	3,745
Accrued Trustees’ fees (Note 4)	600	522
Payable to administrator (Note 4)	5,140	5,140
Accrued legal fees	13,500	13,500
Accrued audit fees	14,500	14,500
Other accrued expenses	1,853	1,793
Total liabilities	39,643	39,200

CONTINGENCIES AND COMMITMENTS (NOTES 4 & 8)	—	—
NET ASSETS	$2,337,272	$2,004,390

NET ASSETS CONSIST OF:
Paid-in capital	$2,671,356	$2,465,144
Accumulated deficit	(334,084)	(460,754)
NET ASSETS	$2,337,272	$2,004,390

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,893,383	$1,864,173
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	228,825	293,611
Net asset value, offering price and redemption price per share (Note 2)	$8.27	$6.35
INVESTORS CLASS
Net assets applicable to Investors Class	$443,889	$140,217
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	53,960	22,181
Net asset value, offering price and redemption price per share (Note 2)	$8.23	$6.32

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS For the Year Ended September 30, 2023
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$9,154,133	$1,810,835
Dividend income from affiliated investments (Note 5)	3,069,864	—
Foreign withholding taxes on dividends	(131,744)	(16,294)
Interest	3,630,252	258,727
Total investment income	15,722,505	2,053,268

EXPENSES
Management fees (Note 4)	30,597,346	3,128,924
Distribution fees - Investors Class (Note 4)	1,770,395	119,450
Shareholder Servicing Fees (Note 4)
Institutional Class	1,270,812	224,229
Investors Class	354,089	23,891
Trustees’ fees and expenses (Note 4)	212,567	212,567
Transfer agent fees (Note 4)
Institutional Class	108,568	12,524
Investors Class	222,991	20,868
Fund accounting fees (Note 4)	248,048	89,850
Custody and bank service fees	169,190	27,840
Legal fees	93,124	93,124
Registration and filing fees	115,227	68,706
Postage and supplies	106,940	13,764
Audit and tax services fees	16,826	15,326
Insurance expense	9,828	9,828
Shareholder reporting expenses	10,626	8,238
Administration fees (Note 4)	3,000	3,000
Borrowing expenses	3,101	1,760
Other expenses	20,838	16,546
Total expenses	35,333,516	4,090,435
Fee reductions and expense reimbursements by the Adviser (Note 4)	(3,320,403)	(842,060)
Net expenses	32,013,113	3,248,375

NET INVESTMENT LOSS	(16,290,608)	(1,195,107)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from unaffiliated investments	46,896,618	(11,227,870)
Net realized losses from affiliated investments (Note 5)	(7,307,986)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	435,926,747	65,117,817
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	20,789,542	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	496,304,921	53,889,947

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$480,014,313	$52,694,840

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS For the Year Ended September 30, 2023 (Continued)
	Conestoga Mid Cap Fund	Conestoga Discovery Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$11,804	$5,746
Foreign withholding taxes on dividends	(91)	—
Interest	2,674	2,929
Total investment income	14,387	8,675

EXPENSES
Legal fees	102,624	102,624
Fund accounting fees (Note 4)	43,707	41,856
Registration and filing fees	41,089	40,940
Management fees (Note 4)	16,890	23,415
Audit and tax services fees	15,326	15,326
Transfer agent fees (Note 4)
Institutional Class	4,868	7,002
Investors Class	10,382	7,233
Insurance expense	9,851	9,848
Shareholder reporting expenses	6,181	6,732
Postage and supplies	3,522	3,330
Administration fees (Note 4)	3,000	3,000
Trustees’ fees and expenses (Note 4)	2,423	2,577
Shareholder Servicing Fees (Note 4)
Institutional Class	1,674	2,154
Investors Class	219	94
Custody and bank service fees	663	977
Distribution fees - Investors Class (Note 4)	1,094	469
Borrowing expenses	3	—
Other expenses	15,064	20,596
Total expenses	278,580	288,173
Fee reductions and expense reimbursements by the Adviser (Note 4)	(260,597)	(258,435)
Net expenses	17,983	29,738

NET INVESTMENT LOSS	(3,596)	(21,063)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from unaffiliated investments	(78,501)	(106,006)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	366,579	(99,707)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	288,078	(205,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$284,482	$(226,776)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS
Net investment loss	$(16,290,608)	$(25,158,766)
Net realized gains from investments	39,588,632	140,269,117
Net change in unrealized appreciation (depreciation) on investments	456,716,289	(1,353,094,139)
Net increase (decrease) in net assets resulting from operations	480,014,313	(1,237,983,788)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(95,526,570)	(174,426,787)
Investors Class	(26,143,886)	(51,042,164)
Decrease in net assets from distributions to shareholders	(121,670,456)	(225,468,951)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	636,483,743	685,880,670
Reinvestment of distributions to shareholders	66,677,631	115,710,799
Payments for shares redeemed	(547,835,383)	(683,555,542)
Net increase in Institutional Class net assets from capital share transactions	155,325,991	118,035,927

Investors Class
Proceeds from shares sold	109,107,169	125,440,330
Reinvestment of distributions to shareholders	22,531,924	45,633,567
Payments for shares redeemed	(146,791,000)	(179,700,944)
Net decrease in Investors Class net assets from capital share transactions	(15,151,907)	(8,627,047)

TOTAL INCREASE (DECREASE) IN NET ASSETS	498,517,941	(1,354,043,859)

NET ASSETS
Beginning of year	3,000,379,263	4,354,423,122
End of year	$3,498,897,204	$3,000,379,263

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS
Net investment loss	$(1,195,107)	$(1,721,644)
Net realized losses from investments	(11,227,870)	(5,628,511)
Net change in unrealized appreciation (depreciation) on investments	65,117,817	(133,534,114)
Net increase (decrease) in net assets resulting from operations	52,694,840	(140,884,269)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	91,800,730	111,657,408
Payments for shares redeemed	(68,915,724)	(76,820,766)
Net increase in Institutional Class net assets from capital share transactions	22,885,006	34,836,642

Investors Class
Proceeds from shares sold	12,570,141	31,237,466
Payments for shares redeemed	(21,382,886)	(30,051,109)
Net increase (decrease) in Investors Class net assets from capital share transactions	(8,812,745)	1,186,357

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,767,101	(104,861,270)

NET ASSETS
Beginning of year	316,805,907	421,667,177
End of year	$383,573,008	$316,805,907

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
FROM OPERATIONS
Net investment loss	$(3,596)	$(7,855)
Net realized losses from investments	(78,501)	(34,733)
Net change in unrealized appreciation (depreciation) on investments	366,579	(621,587)
Net increase (decrease) in net assets resulting from operations	284,482	(664,175)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	351,158	727,504
Payments for shares redeemed	(86,211)	(1,249)
Net increase in Institutional Class net assets from capital share transactions	264,947	726,255

Investors Class
Proceeds from shares sold	2,000	49,000
Payments for shares redeemed	(15,628)	(44,626)
Net increase (decrease) in Investors Class net assets from capital share transactions	(13,628)	4,374

TOTAL INCREASE IN NET ASSETS	535,801	66,454

NET ASSETS
Beginning of year	1,801,471	1,735,017
End of year	$2,337,272	$1,801,471

See accompanying notes to financial statements.

CONESTOGA DISCOVERY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Period Ended September 30, 2022(a)
FROM OPERATIONS
Net investment loss	$(21,063)	$(18,146)
Net realized losses from investments	(106,006)	(36,215)
Net change in unrealized appreciation (depreciation) on investments	(99,707)	(854,041)
Net decrease in net assets resulting from operations	(226,776)	(908,402)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	—	148,375
Payments for shares redeemed	—	(15)
Shares issued in connection with Fund Reorganization (Note 1)	—	2,777,245
Net increase in Institutional Class net assets from capital share transactions	—	2,925,605

Investors Class
Proceeds from shares sold	5,944	97,357
Payments for shares redeemed	(33,040)	(14,117)
Shares issued in connection with Fund Reorganization (Note 1)	—	157,819
Net increase (decrease) in Investors Class net assets from capital share transactions	(27,096)	241,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	(253,872)	2,258,262

NET ASSETS
Beginning of period	2,258,262	—
End of period	$2,004,390	$2,258,262

(a)	Represents the period from commencement of operations (December 20, 2021) through September 30, 2022.

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Net asset value at beginning of year	$59.06	$87.18	$63.19	$58.40	$61.27

Income (loss) from investment operations:
Net investment loss (a)	(0.29)	(0.45)	(0.56)	(0.33)	(0.23)
Net realized and unrealized gains (losses) on investments	9.93	(23.17)	24.55	6.39	(1.93)
Total from investment operations	9.64	(23.62)	23.99	6.06	(2.16)

Less distributions from net realized gains	(2.43)	(4.50)	—	(1.27)	(0.71)

Net asset value at end of year	$66.27	$59.06	$87.18	$63.19	$58.40

Total return (b)	16.54%	(28.62%)	37.96%	10.53%	(3.39%)

Net assets at end of year (000,000’s)	$2,796	$2,359	$3,386	$2,204	$1,752

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.98%	0.98%	0.98%	1.00%	0.99%
Ratio of net expenses to average net assets (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (c)	(0.44%)	(0.62%)	(0.69%)	(0.56%)	(0.41%)
Portfolio turnover rate	13%	24%	19%	22%	26%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Net asset value at beginning of year	$57.97	$85.83	$62.33	$57.74	$60.70

Income (loss) from investment operations:
Net investment loss (a)	(0.41)	(0.59)	(0.70)	(0.44)	(0.33)
Net realized and unrealized gains (losses) on investments	9.75	(22.77)	24.20	6.30	(1.92)
Total from investment operations	9.34	(23.36)	23.50	5.86	(2.25)

Less distributions from net realized gains	(2.43)	(4.50)	—	(1.27)	(0.71)

Net asset value at end of year	$64.88	$57.97	$85.83	$62.33	$57.74

Total return (b)	16.33%	(28.78%)	37.70%	10.30%	(3.57%)

Net assets at end of year (000,000’s)	$703	$642	$968	$805	$858

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.26%	1.26%	1.25%	1.28%	1.27%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.64%)	(0.82%)	(0.89%)	(0.75%)	(0.60%)
Portfolio turnover rate	13%	24%	19%	22%	26%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Net asset value at beginning of year	$17.96	$26.13	$19.29	$17.18	$17.05

Income (loss) from investment operations:
Net investment loss (a)	(0.06)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	3.08	(8.08)	6.95	2.40	0.30
Total from investment operations	3.02	(8.17)	6.84	2.34	0.27

Less distributions from net realized gains	—	—	—	(0.23)	(0.14)

Net asset value at end of year	$20.98	$17.96	$26.13	$19.29	$17.18

Total return (b)	16.82%	(31.27%)	35.46%	13.76%	1.72%

Net assets at end of year (000’s)	$340,636	$272,623	$357,479	$188,836	$80,814

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.07%	1.07%	1.10%	1.26%	1.39%
Ratio of net expenses to average net assets (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets (c)	(0.29%)	(0.41%)	(0.47%)	(0.34%)	(0.20%)
Portfolio turnover rate	9%	15%	17%	11%	37%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Net asset value at beginning of year	$17.60	$25.68	$19.01	$16.97	$16.88

Income (loss) from investment operations:
Net investment loss (a)	(0.11)	(0.15)	(0.17)	(0.10)	(0.07)
Net realized and unrealized gains (losses) on investments	3.03	(7.93)	6.84	2.37	0.30
Total from investment operations	2.92	(8.08)	6.67	2.27	0.23

Less distributions from net realized gains	—	—	—	(0.23)	(0.14)

Net asset value at end of year	$20.52	$17.60	$25.68	$19.01	$16.97

Total return (b)	16.59%	(31.46%)	35.09%	13.52%	1.50%

Net assets at end of year (000’s)	$42,937	$44,183	$64,189	$50,577	$43,422

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.38%	1.36%	1.36%	1.51%	1.64%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.54%)	(0.66%)	(0.71%)	(0.57%)	(0.45%)
Portfolio turnover rate	9%	15%	17%	11%	37%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Period Ended Sept. 30, 2021(a)
Net asset value at beginning of period	$7.10	$10.32	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.01)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	1.18	(3.19)	0.33
Total from investment operations	1.17	(3.22)	0.32

Net asset value at end of period	$8.27	$7.10	$10.32

Total return (c)	16.48%	(31.20%)	3.20	%(d)

Net assets at end of period (000’s)	$1,893	$1,406	$1,168

Ratios/supplementary data:
Ratio of total expenses to average net assets	12.10%	12.20%	16.18	%(e)
Ratio of net expenses to average net assets (f)	0.80%	0.80%	0.80	%(e)
Ratio of net investment loss to average net assets (f)	(0.12%)	(0.36%)	(0.50	%)(e)
Portfolio turnover rate	9%	18%	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Period Ended Sept. 30, 2021(a)
Net asset value at beginning of period	$7.08	$10.31	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	1.18	(3.18)	0.33
Total from investment operations	1.15	(3.23)	0.31

Net asset value at end of period	$8.23	$7.08	$10.31

Total return (c)	16.24%	(31.33%)	3.10	%(d)

Net assets at end of period (000’s)	$444	$395	$567

Ratios/supplementary data:
Ratio of total expenses to average net assets	17.34%	15.54%	17.54	%(e)
Ratio of net expenses to average net assets (f)	1.05%	1.05%	1.05	%(e)
Ratio of net investment loss to average net assets (f)	(0.37%)	(0.61%)	(0.73	%)(e)
Portfolio turnover rate	9%	18%	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA DISCOVERY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)
Net asset value at beginning of period	$7.07	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.06)	(0.06)
Net realized and unrealized losses on investments	(0.66)	(2.87)
Total from investment operations	(0.72)	(2.93)

Net asset value at end of period	$6.35	$7.07

Total return (c)	(10.18%)	(29.30	%)(d)

Net assets at end of period (000’s)	$1,864	$2,075

Ratios/supplementary data:
Ratio of total expenses to average net assets	11.38%	9.08	%(e)
Ratio of net expenses to average net assets (f)	1.25%	1.25	%(e)
Ratio of net investment loss to average net assets (f)	(0.88%)	(0.90	%)(e)
Portfolio turnover rate	23%	27	%(d)

(a)	Represents the period from the commencement of operations (December 20, 2021) through September 30, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA DISCOVERY FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)
Net asset value at beginning of period	$7.05	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.08)	(0.07)
Net realized and unrealized losses on investments	(0.65)	(2.88)
Total from investment operations	(0.73)	(2.95)

Net asset value at end of period	$6.32	$7.05

Total return (c)	(10.35%)	(29.50	%)(d)

Net assets at end of period (000’s)	$140	$184

Ratios/supplementary data:
Ratio of total expenses to average net assets	23.00%	13.66	%(e)
Ratio of net expenses to average net assets (f)	1.50%	1.50	%(e)
Ratio of net investment loss to average net assets (f)	(1.13%)	(1.14	%)(e)
Portfolio turnover rate	23%	27	%(d)

(a)	Represents the period from the commencement of operations (December 20, 2021) through September 30, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of four series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”) and the Conestoga Discovery Fund (formerly known as the Conestoga Micro Cap Fund) (the “Discovery Fund”) (individually, a “Fund” and collectively, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class. The Mid Cap Fund commenced operations on June 29, 2021 and the Discovery Fund commenced operations on December 20, 2021.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2023.

The organizational costs for the Mid Cap Fund totaled $4,324 and were charged to expenses as incurred. These costs are eligible for recoupment by the Conestoga Capital Advisors, LLC (the “Adviser”) within two years of the Mid Cap Fund’s commencement date of operations. During the fiscal year ended September 30, 2023, the Adviser did not recoup any organizational costs for the Mid Cap Fund.

The Discovery Fund is the successor to a limited partnership, the Conestoga Micro Cap Fund, L.P. (the “Predecessor Fund”), which was organized in November 2018. Effective as of the close of business on December 17, 2021, all the assets, subject to the liabilities of the Predecessor Fund, were transferred to the Discovery Fund in exchange for 293,507 shares at a net asset value per share (“NAV”) of $10.00 of the Discovery Fund to the limited partners of the Predecessor Fund. The Discovery Fund is a successor to the Predecessor Fund and has substantially the same investment objectives and strategies as did the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business December 17, 2021, after the reorganization, was $2,935,064, including net unrealized appreciation of $650,970 and net investment cost

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of $2,179,789. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Discovery Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value, as determined in good faith by the Adviser as the Funds’ valuation designee (“Valuation Designee”), in accordance with procedures established by and under the general supervision of the Board pursuant to Rule 2a-5 under the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Funds adopted Pricing and Valuation Guidelines conforming to Rule 2a-5, effective September 8, 2022, and designated the Adviser as Valuation Designee for each of the Funds. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of September 30, 2023:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,322,290,630	$—	$—	$3,322,290,630
Money Market Funds	61,399,054	—	—	61,399,054
Total	$3,383,689,684	$—	$—	$3,383,689,684

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$374,575,670	$—	$—	$374,575,670
Total	$374,575,670	$—	$—	$374,575,670

Conestoga Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,250,495	$—	$—	$2,250,495
Total	$2,250,495	$—	$—	$2,250,495

Conestoga Discovery Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,879,584	$70,500	$—	$1,950,084
Total	$1,879,584	$70,500	$—	$1,950,084

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by industry and sector type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended September 30, 2023.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash – Each Fund’s cash is held in a bank account with balances which may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. As of September 30, 2023, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the year or period ended September 30, 2023 and 2022 were as follows:

Conestoga Small Cap Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
September 30, 2023	$—	$121,670,456	$121,670,456
September 30, 2022	$—	$225,468,951	$225,468,951

Conestoga SMid Cap Fund	Ordinary Income	Long-Term Capital Gain	Total
September 30, 2023	$—	$—	$—
September 30, 2022	$—	$—	$—

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Conestoga Mid Cap Fund	Ordinary Income	Long-Term Capital Gain	Total
September 30, 2023	$—	$—	$—
September 30, 2022	$—	$—	$—

Conestoga Discovery Fund	Ordinary Income	Long-Term Capital Gain	Total
September 30, 2023	$—	$—	$—
September 30, 2022	$—	$—	$—

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2023:

	Small Cap Fund	SMid Cap Fund
Tax cost of investments	$2,292,700,995	$297,011,386
Gross unrealized appreciation	$1,288,977,588	$113,547,701
Gross unrealized depreciation	(197,988,899)	(35,983,417)
Net unrealized appreciation	1,090,988,689	77,564,284
Undistributed long-term gains	32,698,138	-
Accumulated capital and other losses	(12,463,315)	(18,718,853)
Distributable earnings	$1,111,223,512	$58,845,431

	Mid Cap Fund	Discovery Fund
Tax cost of investments	$2,471,712	$2,259,712
Gross unrealized appreciation	$160,663	$293,490
Gross unrealized depreciation	(381,880)	(603,118)
Net unrealized depreciation	(221,217)	(309,628)
Accumulated capital and other losses	(112,867)	(151,126)
Accumulated deficit	$(334,084)	$(460,754)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended September 30, 2023, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences between the financial statements and income tax reporting requirements:

	Small Cap Fund	SMid Cap Fund	Mid Cap Fund	Discovery Fund
Paid-in capital	$(16,135,685)	$(1,330,256)	$(6,408)	$(22,680)
Distributable earnings (accumulated deficit)	16,135,685	1,330,256	6,408	22,680

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

Net qualified late year ordinary losses represent losses incurred after December 31, 2022. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended September 30, 2023, the Small Cap Fund, SMid Cap Fund, Mid Cap

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund and Discovery Fund deferred until October 1, 2023 qualified late year ordinary losses of $12,463,315, $1,031,409, $2,863 and $15,755 for federal income tax purposes, respectively.

As of September 30, 2023, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Small Cap Fund	SMid Cap Fund	Mid Cap Fund	Discovery Fund
Short-term capital loss carryforwards	$—	$5,900,530	$27,536	$55,746
Long-term capital loss carryforwards	—	11,786,914	82,468	79,625
Total	$—	$17,687,444	$110,004	$135,371

These CLCFs, which do not expire, are available to offset net realized capital gains in future years, thereby reducing future taxable gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest and penalties.

3. Investment Transactions

During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were as follows:

	Small Cap Fund	SMid Cap Fund	Mid Cap Fund	Discovery Fund
Purchases of investment securities	$432,942,221	$45,198,652	$366,068	$514,246
Proceeds from sales of investment securities	$481,520,714	$31,835,920	$180,656	$589,408

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a management fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2024. During the year ended September 30, 2023, the Adviser reduced its management fees of $30,597,346 from the Small Cap Fund by $915,655 and reimbursed other operating expenses of $2,404,748 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its management fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its management fees or make expense reimbursements, the Adviser may recapture any of its prior management fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the management fee reduction or expense reimbursement. As of September 30, 2023, the Adviser may seek recovery of management fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2024	September 30, 2025	Total
Small Cap Fund	$3,721,883	$3,320,403	$7,042,286

During the year ended September 30, 2023, the Adviser did not recover any previous management fee reductions or expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a management fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2024. During the year ended September 30, 2023, the Adviser reduced its management fees of $3,128,924 from the SMid Cap Fund by $500,765 and reimbursed

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

other operating expenses of $341,295 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its management fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its management fees or make expense reimbursements, the Adviser may recapture any of its prior management fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the management fee reduction or expense reimbursement. As of September 30, 2023, the Adviser may seek recovery of management fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2024	September 30, 2025	Total
SMid Cap Fund	$857,808	$842,060	$1,699,868

During the year ended September 30, 2023, the Adviser did not recover any previous management fee reductions or expense reimbursements from the SMid Cap Fund.

The Mid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund. For these services, the Mid Cap Fund pays the Adviser a management fee, calculated daily and paid monthly, equal to an annual rate of 0.80% of its average daily net assets. The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.05% (for the Investors Class) and 0.80% (for the Institutional Class) of average daily net assets until at least January 31, 2024. During the year ended September 30, 2023, the Adviser did not collect any of its management fees of $16,890 from the Mid Cap Fund and reimbursed other operating expenses of $243,707 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its management fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its management fees or make expense reimbursements, the Adviser may recapture any of its prior management fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the management fee reduction or expense reimbursement. As of September 30, 2023, the Adviser may seek recovery of management fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2024	September 30, 2025	Total
Mid Cap Fund	$226,565	$260,597	$487,162

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended September 30, 2023, the Adviser did not recover any previous management fee reductions or expense reimbursements from the Mid Cap Fund.

The Discovery Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Discovery Fund. For these services, the Discovery Fund pays the Adviser a management fee, calculated daily and paid monthly, equal to an annual rate of 1.00% of its average daily net assets. The Adviser has contractually agreed to limit the Discovery Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.50% (for the Investors Class) and 1.25% (for the Institutional Class) of average daily net assets until at least January 31, 2024. During the year ended September 30, 2023, the Adviser did not collect any of its management fees of $23,415 from the Discovery Fund and reimbursed other operating expenses of $235,020 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its management fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its management fees or make expense reimbursements, the Adviser may recapture any of its prior management fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the management fee reduction or expense reimbursement. As of September 30, 2023, the Adviser may seek recovery of management fee reductions and expense reimbursements no later than the date as stated below:

	September 30, 2024	September 30, 2025	Total
Discovery Fund	$161,532	$258,435	$419,967

During the year ended September 30, 2023, the Adviser did not recover any previous management fee reductions or expense reimbursements from the Discovery Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (hereinafter defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the year ended September 30, 2023, Investors Class shares of the Small Cap Fund, SMid Cap Fund, Mid Cap Fund and Discovery Fund incurred fees of $1,770,395, $119,450, $1,094 and $469, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net assets attributable to Investors Class shares for the year ended September 30, 2023. During the year ended September 30, 2023, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $1,270,812 and $354,089, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2023, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $224,229 and $23,891, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2023, Institutional Class shares and Investors Class shares of the Mid Cap Fund incurred fees of $1,674 and $219, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2023, Institutional Class shares and Investors Class shares of the Discovery Fund incurred fees of $2,154 and $94, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs related to the pricing of its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2023, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a quarterly retainer of $13,750 (except that such retainer is $21,250 for the Lead Independent Trustee and $20,000 for the Chair of the Audit Committee), $5,000 per quarterly and special in-person meeting, and $2,500 per special telephonic meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

From January 1, 2022 through December 31, 2022, each Independent Trustee received a quarterly retainer of $12,500 (except that such retainer was $19,500 for the Lead Independent Trustee and $18,350 for the Chair of the Audit Committee), $5,000 per quarterly and special in-person meeting, and $2,500 per special telephonic meeting. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of September 30, 2023, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNERS	% Ownership
Conestoga Small Cap Fund
National Financial Services, LLC (for the benefit of its customers)	28%
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%
Conestoga SMid Cap Fund
National Financial Services, LLC (for the benefit of its customers)	43%
Charles Schwab & Company, Inc. (for the benefit of its customers)	32%
Conestoga Mid Cap Fund
Dominion Carolina Gas Transmission, LLC (for the benefit of its customers)	35%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the year ended September 30, 2023 appears below:

	Construction Partners, Inc. - Class A	Digi International, Inc.	Douglas Dynamics, Inc.
Percentage of Outstanding Voting Shares Owned	5.98%	5.89%	5.10%
Shares at Beginning of Year	3,035,866	—	1,472,915
Shares Purchased During the Year	—	2,118,000	—
Shares Sold During the Year	(419,259)	—	(300,081)
Shares at End of Year	2,616,607	2,118,000	1,172,834
Market Value at Beginning of Year	$79,630,765	$—	$41,271,078
Cost of Purchases During the Year	—	71,428,320	—
Cost of Sales During the Year	(9,449,877)	—	(12,905,102)
Change in Unrealized Appreciation (Depreciation)	25,482,264	(14,242,320)	7,030,154
Market Value at End of Year	$95,663,152	$57,186,000	$35,396,130
Net Realized Gains (Losses) During the Year	$4,610,823	$—	$(3,884,868)
Dividend Income Earned During the Year	$—	$—	$1,642,151

	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	Model N, Inc.
Percentage of Outstanding Voting Shares Owned	6.07%	6.50%	5.52%
Shares at Beginning of Year	1,275,696	325,555	3,314,719
Shares Purchased During the Year	75,000	64,650	—
Shares Sold During the Year	—	(39,999)	(1,191,887)
Shares at End of Year	1,350,696	350,206	2,122,832
Market Value at Beginning of Year	$64,652,273	$45,847,911	$113,462,831
Cost of Purchases During the Year	4,261,149	11,515,501	—
Cost of Sales During the Year	—	(9,147,506)	(40,845,505)
Change in Unrealized Appreciation (Depreciation)	4,672,496	(11,419,762)	(20,798,997)
Market Value at End of Year	$73,585,918	$36,796,144	$51,818,329
Net Realized Losses During the Year	$—	$(3,499,947)	$(1,396,652)
Dividend Income Earned During the Year	$695,254	$244,632	$—

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Simulations Plus, Inc.	Stevanato Group S.p.A.	Transcat, Inc.
Percentage of Outstanding Voting Shares Owned	6.56%	8.12%	6.04%
Shares at Beginning of Year	1,510,746	2,040,000	483,824
Shares Purchased During the Year	—	727,677	42,000
Shares Sold During the Year	(203,371)	—	—
Shares at End of Year	1,307,375	2,767,677	525,824
Market Value at Beginning of Year	$73,331,611	$34,557,600	$36,620,639
Cost of Purchases During the Year	—	20,690,672	4,796,172
Cost of Sales During the Year	(11,774,526)	—	—
Change in Unrealized Appreciation (Depreciation)	(7,039,547)	27,007,088	10,098,166
Market Value at End of Year	$54,517,538	$82,255,360	$51,514,977
Net Realized Losses During the Year	$(3,137,342)	$—	$—
Dividend Income Earned During the Year	$362,579	$125,248	$—

Total
Market Value at Beginning of Year	$489,374,708
Cost of Purchases During the Year	112,691,814
Cost of Sales During the Year	(84,122,516)
Change in Unrealized Appreciation (Depreciation)	20,789,542
Market Value at End of Year	$538,733,548
Net Realized Losses During the Year	$(7,307,986)
Dividend Income Earned During the Year	$3,069,864

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	9,568,590	$636,483,743	9,352,673	$685,880,670
Reinvested	1,058,207	66,677,631	1,377,509	115,710,799
Redeemed	(8,388,678)	(547,835,383)	(9,624,957)	(683,555,542)
Total	2,238,119	$155,325,991	1,105,225	$118,035,927

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	1,696,286	109,107,169	1,736,437	$125,440,330
Reinvested	364,653	22,531,924	552,464	45,633,567
Redeemed	(2,284,994)	(146,791,000)	(2,507,614)	(179,700,944)
Total	(224,055)	$(15,151,907)	(218,713)	$(8,627,047)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	4,494,324	$91,800,730	5,063,230	$111,657,408
Redeemed	(3,441,981)	(68,915,724)	(3,561,449)	(76,820,766)
Total	1,052,343	$22,885,006	1,501,781	$34,836,642

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	646,012	12,570,141	1,445,829	$31,237,466
Redeemed	(1,063,431)	(21,382,886)	(1,435,348)	(30,051,109)
Total	(417,419)	$(8,812,745)	10,481	$1,186,357

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Institutional Class shares of the Mid Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	40,866	$351,158	84,870	$727,504
Redeemed	(9,998)	(86,211)	(151)	(1,249)
Total	30,868	$264,947	84,719	$726,255

The following table summarizes the capital share activity in Investors Class shares of the Mid Cap Fund:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Issued	243	$2,000	5,269	$49,000
Redeemed	(2,092)	(15,628)	(4,435)	(44,626)
Total	(1,849)	$(13,628)	834	$4,374

The following table summarizes the capital share activity in Institutional Class shares of the Discovery Fund:

	For the Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
	Shares	Value	Shares	Value
Issued	—	$—	15,888	$148,375
Redeemed	—	—	(2)	(15)
Issued in connection with Fund Reorganization	—	—	277,725	2,777,245
Total	—	$—	293,611	$2,925,605

(a)	Represents the period from commencement of operations (December 20, 2021) through September 30, 2022.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Discovery Fund:

	For the Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
	Shares	Value	Shares	Value
Issued	792	$5,944	11,867	$97,357
Redeemed	(4,657)	(33,040)	(1,603)	(14,117)
Issued in connection with Fund Reorganization	—	—	15,782	157,819
Total	(3,865)	$(27,096)	26,046	$241,059

(a)	Represents the period from commencement of operations (December 20, 2021) through September 30, 2022.

7. Industry Risk

If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry. Under the Russell ICB Industry and Sector classification, equity companies are categorized within 11 industries and 45 sectors and 171 subsectors. As of September 30, 2023, the Funds had a significant value of their net assets invested in stocks within the Russell ICB industries as follows:

Fund	Russell ICB Industry	% Net Assets
Small Cap Fund	Industrials	31.2%
	Technology	27.7%
SMid Cap Fund	Industrials	35.9%
	Technology	22.1%
Mid Cap Fund	Industrials	24.2%
	Technology	22.2%
	Health Care	21.3%
Discovery Fund	Industrials	39.3%
	Technology	26.6%
	Health Care	21.6%

The Funds consider companies to be “in the same industry” for purposes of industry concentration if the companies are categorized in the same Russell ICB subsector. None of the Funds concentrated their investments by investing more than 25% of their net assets

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

in a single Russell ICB subsector. As of September 30, 2023, the Small Cap Fund and the Discovery Fund had 21.3% and 24.6%, respectively, of their net assets invested in stocks within the Software subsector under the Russell ICB Industry and Sector classification.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Recent Market Risk

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Funds invest in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Funds could be significantly impacted.

The impairment or failure of one or more banks with whom the Funds transact may inhibit a Fund’s ability to access depository accounts. In such cases, the Funds may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Funds hold depository accounts, access to such accounts could be restricted and FDIC protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Funds may not recover such excess, uninsured amounts.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Conestoga Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Conestoga Funds comprising Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund, and Conestoga Discovery Fund (formerly, Conestoga Micro Cap Fund) (the “Funds”) as of September 30, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended September 30, 2022, and prior, were audited by other auditors whose report dated November 21, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 22, 2023

CONESTOGA FUNDS
CHANGE IN INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Unaudited)

Effective March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund (the “Funds”), four series of the Conestoga Funds (the “Registrant”). The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the Registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trust requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

Effective May 11, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ended September 30, 2023.

During the fiscal years ended 2022 and 2021, and during the subsequent interim period through May 11, 2023, neither the Registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CONESTOGA FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940, as amended. The program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has approved the designation of Conestoga Capital Advisors, LLC (the “Adviser”), the investment adviser to the Funds, as the program administrator for the Program. The Adviser has established a Liquidity Committee (the “Committee”) to implement and provide day-to-day administration and oversight of the Program.

At a meeting held on May 11, 2023, the Board received and reviewed the annual written report of the Committee, on behalf of the Adviser (the “Report”) concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. The information and factors included, among other things: (i) the liquidity risk framework used to assess, manage and periodically review each Fund’s liquidity, and the results of this assessment; (ii) the inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that no Fund required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investments significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) information regarding shareholder concentration in each Fund. The Report also noted that no changes were made to the Program.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was designed to assess and manage each Fund’s liquidity risk.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2023) and held until the end of the period (September 30, 2023).

The tables below illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$979.20	0.90%	$4.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Investors Class
Based on Actual Fund Return	$1,000.00	$978.10	1.10%	$5.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Conestoga SMid Cap Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,016.00	0.85%	$4.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Investors Class
Based on Actual Fund Return	$1,000.00	$1,014.80	1.10%	$5.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Conestoga Mid Cap Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,002.40	0.80%	$4.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.06	0.80%	$4.05
Investors Class
Based on Actual Fund Return	$1,000.00	$1,002.40	1.05%	$5.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	1.05%	$5.32

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Conestoga Discovery Fund	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$848.90	1.25%	$5.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	1.25%	$6.33
Investors Class
Based on Actual Fund Return	$1,000.00	$847.20	1.50%	$6.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.55	1.50%	$7.59

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at sec.gov and on the Funds’ website conestogafunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2023, the Small Cap Fund designated $121,670,456 as long-term capital gain distributions.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and executive officers of the Trust as of September 30, 2023 are set forth below. No Trustee of the Trust is a “member of the immediate family” of any other Trustee or officer of the Trust. A “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships (as defined in the 1940 Act).

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
Nicholas J. Kovich (1956)	Lead Independent Trustee	Trustee since 2002 and Lead Independent Trustee since 2011	Managing Director, Beach Investment Counsel, from 2011 to 2018 and from 2022 to present; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	4	Trustee, the Milestone Funds (1 Portfolio) (2007-2011)
James G. Logue (1956)	Trustee	Trustee since 2013 and Chair of the Nominating Committee since 2018	Shareholder, McCausland Keen + Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	4	None
Denise C. Marbach (1954)	Trustee	Trustee since 2018 and Chair of the Audit Committee since 2019	President, Gwynedd Mercy Academy High School (2017-Present); Partner, PricewaterhouseCoopers LLP (1998-2015); Partner, Coopers & Lybrand (1987-1998).	4	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4] (Continued):
M. Eugenie G. Logue (1969)	Trustee	Since 2020	Chief Financial Officer of Xponance, Inc (formerly FIS Group, Inc.) since 2018; Managing Director, Rosemont Investment Partners, LLC since 2002.	4	Independent Trustee of the Cheswold Lane Fund (2005-2015)
James R. Warren (1969)	Trustee	Since 2020	Chief Operating Officer of Fiduciary Exchange LLC (FIDx) (an annuity marketplace platform) since November 2022; Chief Operating Officer of Clark Capital Management from 2021 to 2022; Vice President & Managing Director of SEI Investments from 2004 to 2021.	4	None
Interested Trustees [4]:
Robert M. Mitchell[5] (1969)	Chairman of the Board, Chief Executive Officer & Trustee	Trustee since 2011, Chief Executive Officer since 2019 and Chairman of the Board since 2020	Managing Partner, Co-Founder and Portfolio Manager since 2001 of Conestoga Capital Advisors, LLC.	4	None
Mark S Clewett[5] (1968)	Trustee & Senior Vice President	Trustee since 2020 & Senior Vice President since 2006	Managing Partner and President since 2018 and Director of Institutional Sales and Client Service since 2006 of Conestoga Capital Advisors, LLC.	4	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and (Birth Year)	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers:
Robert M. Mitchell (1969)	Chairman of the Board since 2020; Chief Executive Officer since 2019	Trustee of the Trust since 2011, Treasurer of the Trust from 2002-2019 and Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006

Trustee of the Trust since 2020; Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.

Joseph F. Monahan (1959)	Senior Vice President since 2009 and Treasurer since 2019	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	Since 2014, SVP, Fund Accounting and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2022, VP, Fund Accounting; AVP Fund Accounting from 2015 to 2022 and Fund Accounting Manager from 2012 to 2015 of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2021	Since 2011, Senior Vice President, Broker Dealer Chief Compliance Officer of Ultimus Fund Solutions, LLC

[1]

The Independent Trustees have adopted a retirement policy whereby an Independent Trustee shall retire effective as of December 31 of the year he or she reaches the age of 75. The Board of Trustees may, in its sole discretion, suspend the resignation requirement or postpone the effectiveness of the resignation with respect to an individual Independent Trustee. Aside from the Independent Trustee retirement policy, there is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.
[4]	Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]	Messrs. Mitchell and Clewett are deemed to be “interested persons” of the Trust by reason of their positions with the Funds’ Adviser.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Interested Trustees

Robert M. Mitchell, Chairman and
Chief Executive Officer
Mark S. Clewett, Senior Vice President

Independent Trustees

Nicholas J. Kovich, Lead Independent Trustee
James G. Logue
Denise C. Marbach
M. Eugenie G. Logue
James R. Warren

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

Robert M. Mitchell, Chairman and
Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap, SMid Cap, Mid Cap and Discovery Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Conestoga Funds-AR-23

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Nicholas J. Kovich. Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $47,500 and $47,500 with respect to the registrant’s fiscal years ended September 30, 2023 and 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to the registrant’s fiscal years ended September 30, 2023 and 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended September 30, 2023 and 2022, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2) Change in the registrant’s independent public accountants: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

Exhibit 99.IND PUB ACCT	Change in registrant’s independent public accounting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell.
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2023

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	December 4, 2023

*	Print the name and title of each signing officer under his or her signature.